UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 4, 2024
Date of Report (date of earliest event reported)
___________________________________
BOWLERO CORP.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40142 (Commission File Number)	98-1632024 (I.R.S. Employer Identification Number)
7313 Bell Creek Road Mechanicsville, Virginia 23111
(Address of principal executive offices and zip code)
(804) 417-2000
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	BOWL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 - Results of Operations and Financial Condition

On November 4, 2024, Bowlero Corp. (the “Company”) issued a press release announcing its preliminary financial results for the first quarter of fiscal year 2025, which ended on September 29, 2024. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

The information furnished with this Item 2.02 (including the preliminary financial results and related information included in Exhibit 99.1 referenced under Item 9.01 below) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 - Regulation FD Disclosure
The Company will host a webcast on November 4, 2024 at 4:30 p.m. Eastern Time to review its results for the first quarter of fiscal year 2025, which ended on September 29, 2024.

The presentation to be used for the webcast, any future investor presentations or updates thereto will be available on the Company’s website at https://ir.bowlerocorp.com/overview/default.aspx. These presentations will be accessible by the public on such website for a limited period of time.

Change in Consolidated Statements of Operations Presentation

In the first quarter of fiscal year 2025, the Company made a change to its consolidated statements of operations presentation in order to enhance our disclosures by disaggregating previously combined revenues and costs of revenues, reclassifying depreciation and amortization to be a separate financial statement line item, and reclassifying certain amounts to selling, general, and administrative expenses. The change in presentation will enhance the comparability of our financial statements with industry peers and present a more detailed picture of our operations.

The financial results for the preceding two fiscal years and corresponding eight fiscal quarters presented below have been updated to conform with the change in consolidated statements of operations presentation. The reclassifications to conform certain prior period amounts had no impact to revenue, income (loss) from operations, net income (loss), earnings (loss) per share, retained earnings or other components of equity or net assets for any of the periods presented below.

	Unaudited
	Three Months Ended				Fiscal Year Ended
	October 1, 2023	December 31, 2023	March 31, 2024	June 30, 2024	June 30, 2024
Revenues
Bowling	$116,430	$145,295	$165,528	$130,709	$557,962
Food & beverage	74,913	111,192	118,032	97,246	401,383
Amusement & other	36,062	49,184	54,110	55,913	195,269
Total revenues	227,405	305,671	337,670	283,868	1,154,614

Costs and expenses
Location operating costs, excluding depreciation and amortization	73,373	78,837	86,766	89,575	328,551
Location payroll and benefit costs	63,054	77,742	78,645	67,765	287,206
Location food and beverage costs	16,685	23,920	27,178	22,969	90,752
Selling, general and administrative expenses, excluding depreciation and amortization	38,124	35,835	37,121	36,927	148,007
Depreciation and amortization	31,352	37,071	36,327	40,614	145,364
(Gain) loss on impairment and disposal of fixed assets, net	(1)	50	1,011	60,373	61,433
Other operating (income) expense	(538)	2,739	(390)	(100)	1,711
Total costs and expenses	222,049	256,194	266,658	318,123	1,063,024

Operating income (loss)	5,356	49,477	71,012	(34,255)	91,590

Other (income) expenses
Interest expense, net	37,449	46,236	46,890	47,036	177,611
Change in fair value of earnout liability	(40,682)	64,091	(8,868)	10,915	25,456
Other expense	53	10	3	10	76
Total other (income) expense	(3,180)	110,337	38,025	57,961	203,143

Income (loss) before income tax (benefit) expense	8,536	(60,860)	32,987	(92,216)	(111,553)

Income tax (benefit) expense	(9,683)	2,609	9,141	(30,039)	(27,972)
Net income (loss)	$18,219	$(63,469)	$23,846	$(62,177)	$(83,581)

	Unaudited
	Three Months Ended				Fiscal Year Ended
	October 2, 2022	January 1, 2023	April 2, 2023	July 2, 2023	July 2, 2023
Revenues
Bowling	$115,327	$131,426	$154,960	$116,715	$518,428
Food & beverage	79,023	100,657	111,708	81,219	372,607
Amusement & other	35,910	41,302	49,057	41,486	167,755
Total revenues	230,260	273,385	315,725	239,420	1,058,790

Costs and expenses
Location operating costs, excluding depreciation and amortization	62,796	65,088	65,236	75,365	268,485
Location payroll and benefit costs	59,812	65,229	71,736	65,550	262,327
Location food and beverage costs	18,215	21,720	24,618	18,492	83,045
Selling, general and administrative expenses, excluding depreciation and amortization	32,296	34,102	35,306	35,579	137,283
Depreciation and amortization	26,267	29,303	29,444	24,391	109,405
(Gain) loss on impairment and disposal of fixed assets, net	(71)	(1,823)	297	958	(639)
Other operating (income) expense	(328)	(670)	(496)	(422)	(1,916)
Total costs and expenses	198,987	212,949	226,141	219,913	857,990

Operating income (loss)	31,273	60,436	89,584	19,507	200,800

Other (income) expenses
Interest expense, net	23,570	27,379	29,117	30,785	110,851
Change in fair value of earnout liability	40,760	30,776	87,222	(73,406)	85,352
Other expense	48	(678)	5,986	1,436	6,792
Total other (income) expense	64,378	57,477	122,325	(41,185)	202,995

Income (loss) before income tax (benefit) expense	(33,105)	2,959	(32,741)	60,692	(2,195)

Income tax (benefit) expense	429	1,524	(668)	(85,528)	(84,243)
Net income (loss)	$(33,534)	$1,435	$(32,073)	$146,220	$82,048

The information referenced under Item 7.01 of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filings under the Securities Act or the Exchange Act.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press release of Bowlero Corp. dated November 4, 2024 reporting financial results for the first quarter of fiscal year 2025 ended September 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWLERO CORP.

Date: November 4, 2024	By:	/s/ Robert M. Lavan
	Name:	Robert M. Lavan
	Title:	Chief Financial Officer